                                                                    EXHIBIT 25.2

                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

New York                                                     13-2774727
(Jurisdiction of incorporation                               (I.R.S. Employer
or organization if not a U.S.                                Identification No.)
national bank)

452 Fifth Avenue, New York, NY                               10018-2706
(212) 525-5600                                               (Zip Code)
(Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                            VON HOFFMANN CORPORATION*
               (Exact name of obligor as specified in its charter)

Delaware                                                     43-0633003
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

1000 Camera Avenue
St. Louis, Missouri                                          63126
(Address of principal executive offices)                     (Zip Code)

                   10 3/8% Senior Subordinated Notes Due 2007
            Guarantees of 10 3/8% Senior Subordinated Notes Due 2007
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS


                                        STATE OR OTHER
                                        JURISDICTION OF      I.R.S. EMPLOYER
                                        INCORPORATION OR     IDENTIFICATION
NAME, ADDRESS AND TELEPHONE NUMBER      ORGANIZATION         NUMBER
----------------------------------      ----------------     ---------------
One Thousand Realty &                   Delaware             43-1432355
Investment Company
1000 Camera Avenue
St. Louis, MO 63126


H & Graphics, Inc.                      Delaware             36-4228578
3640 Edison Place
Rolling Meadows, IL 60008


Preface, Inc.                           Delaware             36-4228574
1111 Plaza Drive
Schaumburg, IL 60173


Precision Offset Printing Company       Delaware             23-1354890
133 Main Street
Leesport, PA 19533

                                     General


Item 1. GENERAL INFORMATION.

               Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

               State of New York Banking Department.

               Federal Deposit Insurance Corporation, Washington, D.C.

               Board of Governors of the Federal Reserve System,
               Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None

Item 16. LIST OF EXHIBITS

EXHIBIT

T1A(i)     (1)   Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)    (1)   Certificate of the State of New York Banking Department dated
                 December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)         Not applicable.

T1A(iv)    (3)   Copy of the existing By-Laws of HSBC Bank USA as amended on
                 April 11, 2002.

T1A(v)            Not applicable.

T1A(vi)    (2)   Consent of HSBC Bank USA required by Section 321(b) of the
                 Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)        Not applicable.

T1A(ix)          Not applicable.


     (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

     (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

     (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 9th day of July, 2002.



                                              HSBC BANK USA


                                              By: /s/ Frank J. Godino
                                                  ------------------------------
                                                  Frank J. Godino
                                                  Vice President

                                                               EXHIBIT T1A (vii)


                                                          Board of Governors of the Federal Reserve System
                                                          OMB Number: 7100-0036
                                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                                          Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2004
-----------------------------------------------------------------------------------------------------------
                                                          Please refer to page i,
                                                          Table of Contents, for
                                                          the required disclosure
                                                          of estimated burden.                      |1|
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

                                                 (19980930)
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2002  ------------
                                                (RCRI 9999)

This report is required by law; 12       This report form is to be filed by
U.S.C.ss.324 (State member banks);       banks with branches and consolidated
12 U.S.C.ss.1817 (State nonmember        subsidiaries in U.S. territories and
banks); and 12 U.S.C. ss.161             possessions, Edge or Agreement
(National banks).                        subsidiaries, foreign branches,
                                         consolidated foreign subsidiaries,
                                         or International Banking Facilities.


NOTE: The Reports of Condition and       The Reports of Condition and Income
Income must be signed by an              are to be prepared in accordance
authorized officer and the Report of     with Federal regulatory authority
Condition must be attested to by not     instructions.
less than two directors (trustees)
for State nonmember banks and three      We, the undersigned directors
directors for State member and           (trustees), attest to the
National Banks.                          correctness of this Report of
                                         Condition (including the supporting
I, GERALD A. RONNING,                    schedules) and declare that it has been
   EXECUTIVE VP & CONTROLLER             examined by us and to the best of our
   ------------------------------------  knowledge and belief has been prepared
   Name and Title of Officer Authorized  in conformance with the instructions
   to Sign Report                        issued by the appropriate Federal
                                         regulatory authority and is true and
                                         correct.

Of the named bank do hereby declare
that these Reports of Condition and
Income (including the supporting
schedules) have been prepared in
conformance with the instructions
issued by the appropriate Federal        /s/ Youssef Nasr
regulatory authority and are true to     ---------------------------------------
the best of my knowledge and             Director (Trustee)
believe.

/s/ Gerald A. Ronning                    /s/ Bernard J. Kennedy
---------------------------------------  ---------------------------------------
Signature of Officer Authorized          Director (Trustee)
to Sign Report

            5/15/02                      /s/ Sal H. Alfieri
---------------------------------------  ---------------------------------------
Date of Signature                        Director (Trustee)

--------------------------------------------------------------------------------


SUBMISSION OF REPORTS

Each Bank must prepare its Reports       For electronic filing assistance,
of Condition and Income either:          contact EDS Call report Services,
                                         2150 N. Prospect Ave., Milwaukee, WI
(a) in electronic form and then file     53202, telephone (800) 255-1571.
    the computer data file directly
    with the banking agencies'           To fulfill the signature and
    collection agent, Electronic Data    attestation requirement for the
    System Corporation (EDS), by modem   Reports of Condition and Income fo
    or computer diskette; or             this report date, attach this
                                         signature page to the hard-copy f
(b) in hard-copy (paper) form and        the completed report that the bank
    arrange for another party to         places in its files.
    convert the paper report to
    automated for. That party (if other
    than EDS) must transmit the bank's
    computer data file to EDS.

--------------------------------------------------------------------------------
FDIC Certificate Number           |0|0|5|8|9|
                                  -----------
                                  (RCRI 9030)

HTTP://WWW.BANKING.US.HSBC.COM           HSBC Bank USA
---------------------------------------  ---------------------------------------
Primary Internet Web Address of Bank     Legal Title of Bank (TEXT 9010)
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)           Buffalo
                                         ---------------------------------------
                                         City (TEXT 9130)

                                         N.Y.                            14203
                                         ---------------------------------------
                                         State Abbrev.                ZIP Code
                                         (TEXT 9200)                 (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                              REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                                of Buffalo
-------------------------------------------------------
  Name of Bank                                 City

in the state of New York, at the close of business March 31, 2002


ASSETS

                                                                                             Thousands of dollars
Cash and balances due from depository institutions:
a. Non-interest-bearing balances currency and coin                                              $ 1,917,263
b. Interest-bearing balances                                                                      2,583,011
  Held-to-maturity securities                                                                     3,979,751
  Available-for-sale securities                                                                  13,760,221
  Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                             1,210
b. Securities purchased under agreements to resell                                                5,585,457
Loans and lease financing receivables:
  Loans and leases held for sale                                                                $ 3,147,133
  Loans and leases net of unearned income                                       $39,511,686
  LESS: Allowance for loan and lease losses                                         493,669
  Loans and lease, net of unearned income, allowance, and reserve                               $39,018,017
  Trading assets                                                                                  8,604,584
  Premises and fixed assets                                                                         747,229
Other real estate owned                                                                              16,684
Investments in unconsolidated subsidiaries                                                          243,647
Customers' liability to this bank on acceptances outstanding                                         71,706
Intangible assets: Goodwill                                                                       2,165,854
Intangible assets: Other intangible assets                                                          457,742
Other assets                                                                                      2,394,604
Total assets                                                                                     84,694,113


LIABILITIES

Deposits:
  In domestic offices                                                                            40,024,784
  Non-interest-bearing                                                            5,068,069
  Interest-bearing                                                               34,956,715
In foreign offices                                                                               21,005,777
  Non-interest-bearing                                                              431,989
  Interest-bearing                                                               20,573,788

Federal funds purchased and securities sold under agreements to repurchase:

a. Federal funds purchased in domestic offices                                                    2,788,010
b. Securities sold under agreements to repurchase                                                   669,118

Trading Liabilities                                                                               3,564,659
Other borrowed money                                                                              5,547,280
Bank's liability on acceptances                                                                      71,706
Subordinated notes and debentures                                                                 1,540,343
Other liabilities                                                                                 2,499,659
Total liabilities                                                                                77,711,336
Minority Interests in consolidated Subsidiaries                                                         172

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                            --
Common Stock                                                                                        205,000
Surplus                                                                                           6,436,763
Retained earnings                                                                                   279,406
Accumulated other comprehensive income                                                               61,436
Other equity capital components                                                                          --
Total equity capital                                                                              6,982,605
Total liabilities, minority interests and equity capital                                         84,694,113